UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 2410

Dreyfus Liquid Assets, Inc.

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus

Liquid Assets, Inc.

ANNUAL REPORT December 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
26	Proxy Results
27	Information About the Review and Approval of the Fund’s Management Agreement
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Liquid Assets, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Liquid Assets, Inc.,covering the 12-month period from January 1,2009,through December 31, 2009.

Most financial assets ended 2009 with healthy returns, but short-term interest rates remained at historical lows as monetary authorities fought to bring the nation and world out of a severe recession and banking crisis.

After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand. The slumping housing market also showed signs of renewed life when home sales and prices rebounded modestly.However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

While money market yields are unlikely to return to their pre-recession levels anytime soon, we continue to stress the importance of both municipal and taxable money market mutual funds as a haven of price stability and liquidity for risk-averse investors. Is your cash allocation properly positioned for the next phase of this economic cycle? Talk to your financial advisor, who can help you make that determination and prepare for the challenges and opportunities that lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2009, Dreyfus Liquid Assets’ Class 1 shares produced a yield of 0.14%, and its Class 2 shares produced a yield of 0.23%. Taking into account the effects of compounding, the fund’s Class 1 and Class 2 shares provided effective yields of 0.14% and 0.23%, respectively, for the same period.1,2

Money market yields remained near historically low levels as the U.S. government and Federal Reserve Board (the “Fed”) adopted a number of aggressive measures, including historically low short-term interest rates, to address a severe recession and credit crisis.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital.To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by U.S. banks and foreign branches of U.S. banks, repurchase agreements, including tri-party repurchase agreements, asset-backed securities, commercial paper and other short-term corporate obligations of U.S. issuers.

Normally,the fund invests at least 25% of its net assets in bank obligations.

Money Market Yields Fell to Record Lows

The year 2009 began in the midst of a global financial crisis and severe recession.The Fed had responded by easing monetary policy aggressively, driving the overnight federal funds rate to an unprecedented low of 0% to 0.25% by the end of 2008. As a result, money market yields fell to historical lows and remained there throughout 2009.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The U.S. government responded with a number of its own remedial measures, including the Temporary Guarantee Program for Money Market Funds, which remained in effect through most of the reporting period before ending on September 18, 2009. This measure was designed to promote liquidity in the commercial paper market.

Although economic conditions continued to deteriorate in early 2009, investor sentiment began to improve in March when evidence emerged that credit markets were recovering. Still, the U.S. economy sent mixed signals in the spring. Existing home sales and prices increased in May, but the unemployment rate hit a 26-year high.The U.S. economy contracted at a –0.7% annualized rate between April and June,a much milder decline than the previous quarter’s –5.5% annualized rate, lending credence to forecasts that the recession was nearing an end.

Residential construction improved in July, and August saw the first expansion of manufacturing activity in more than 18 months. Consumer spending increased in August by 1.3%, the largest gain in more than seven years, due in part to the U.S. government’s Cash for Clunkers automobile purchasing program.

October also experienced gradual economic improvement. Positive news included a return to growth for the U.S. economy, with U.S. GDP expanding at a 2.2% annualized rate in the third quarter, its first quarterly gain in more than a year.While pending home sales reached their highest level in almost three years, distressed sales accounted for more than 30% of those transactions.The unemployment rate moved to 10.2% in October, its highest level since the early 1980s.

In November, investors were encouraged by a slight dip in the unemployment rate to 10.0%. The manufacturing sector expanded, and foreclosure activity in the housing sector moderated, with each indicator showing improvement for the fourth straight month. Manufacturing activity expanded for the fifth consecutive month in December, and new orders increased for the sixth straight month, providing further evidence of a mending economy. Retail sales in December were almost 3% higher than one year earlier, suggesting that consumers were spending more freely.While the unemployment rate remained at 10%, double its level at the beginning of 2009, monthly job losses moderated in December to 85,000, down from an average of 691,000 per month during the first quarter of the year.

Quality and Liquidity Still Our Priority

With yields at historically low levels, most money market funds maintained relatively defensive footings throughout 2009, and the industry’s average weighted maturity remained substantially shorter than historical averages. The fund was no exception; we set its weighted average maturity in a position that was roughly in line with industry averages for most of the year. We also focused exclusively on money market instruments meeting our stringent credit-quality criteria.

Despite continued signs of economic improvement, the Fed has repeatedly indicated that “economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” In addition, the Treasury Department extended the Troubled Asset Relief Program (“TARP”) until October 2010 as a precaution against unforeseen problems. Until we see more convincing evidence that the Fed is prepared to raise interest rates, we will continue to maintain the fund’s focus on credit quality and liquidity.

January 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Annualized yields provided for the fund’s Class 1 shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2010, at which time it may be extended, terminated or modified at any time without notice. Had these expenses not been absorbed, the fund’s Class 1 shares’ yield would have been -0.11%, and the effective yield would have been -0.11%.
2	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided for the fund’s Class 2 shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders will be given at least 90 days’ notice prior to the time such absorption may be terminated. Class 2 shares of the fund are available only to certain eligible financial institutions.
Had these expenses not been absorbed, the fund’s Class 2 shares’ yield would have been 0.07%, and the effective yield would have been 0.07%.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Liquid Assets, Inc. from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2009

	Class 1 Shares	Class 2 Shares
Expenses paid per $1,000†	$ 1.66	$ 1.46
Ending value (after expenses)	$1,000.00	$1,000.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2009

	Class 1 Shares	Class 2 Shares
Expenses paid per $1,000†	$ 1.68	$ 1.48
Ending value (after expenses)	$1,023.54	$1,023.74

† Expenses are equal to the fund’s annualized expense ratio of .33% for Class 1, and .29% for Class 2, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2009

	Principal
Negotiable Bank Certificates of Deposit—4.4%	Amount ($)	Value ($)
Citibank N.A.,
0.20%, 2/16/10
(cost $200,000,000)	200,000,000	200,000,000

Commercial Paper—46.3%
Abbey National North America LLC
0.03%, 1/4/10	200,000,000	199,999,500
Calyon NA Inc.
0.20%—0.23%, 1/4/10—2/9/10	200,000,000	199,986,292
CBA (Delaware) Finance Inc.
0.21%, 2/12/10	125,000,000	124,970,104
Fortis Funding LLC
0.26%, 1/6/10	200,000,000	199,992,778
General Electric Capital Corp.
0.23%, 1/29/10	75,000,000	74,986,583
General Electric Capital Services Inc.
0.22%, 2/8/10	100,000,000	99,976,778
ING (US) Funding LLC
0.23%, 1/28/10	100,000,000	99,982,750
National Australia Funding (DE) Inc.
0.20%, 1/25/10	200,000,000 [a]	199,973,333
Natixis US Finance Company LLC
0.29%—0.30%, 2/5/10—3/10/10	200,000,000	199,928,861
Rabobank USA Financial Corp.
0.22%, 1/13/10	200,000,000	199,985,333
Societe Generale N.A. Inc.
0.24%, 2/12/10	175,000,000	174,951,000
U.S. Bank NA
0.20%, 3/30/10	150,000,000	149,926,667
Unicredit Delaware Inc.
0.30%, 3/11/10	200,000,000	199,885,000
Total Commercial Paper
(cost $2,124,544,979)		2,124,544,979

Asset-Backed Commercial Paper—41.2%
Atlantic Asset Securitization LLC
0.02%, 1/4/10	200,000,000 [a]	199,999,667
Barton Capital LLC
0.22%, 2/12/10	15,045,000 [a]	15,041,138

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Asset-Backed Commercial Paper (continued)	Amount ($)	Value ($)
CAFCO LLC
0.25%—0.26%, 1/8/10—2/8/10	200,000,000 [a]	199,968,556
Cancara Asset Securitisation Ltd.
0.27%—0.30%, 1/11/10—2/10/10	211,000,000 [a]	210,967,425
CHARTA LLC
0.27%, 1/11/10	75,000,000 [a]	74,994,375
Clipper Receivables Co.
0.28%—0.30%, 1/5/10—1/11/10	230,000,000 [a]	229,985,444
CRC Funding LLC
0.26%, 1/6/10	125,000,000 [a]	124,995,486
Crown Point Capital Co. LLC
0.45%, 3/8/10	100,000,000 [a]	99,917,500
Fairway Finance Company LLC
0.25%, 1/5/10	59,918,000 [a]	59,916,336
Gotham Funding Corp.
0.15%—0.23%, 1/26/10—2/8/10	173,048,000 [a]	173,017,838
Govco Inc.
0.25%—0.26%, 1/20/10—1/27/10	210,000,000 [a]	209,965,097
Manhattan Asset Funding Company LLC
0.28%, 1/7/10	100,000,000 [a]	99,995,333
Mont Blanc Capital Corp.
0.17%—0.19%, 1/19/10—1/26/10	37,809,000 [a]	37,805,082
Sheffield Receivables Corp.
0.22%, 2/5/10	150,000,000 [a]	149,967,917
Total Asset-Backed Commercial Paper
(cost $1,886,537,194)		1,886,537,194

Corporate Note—1.2%
Bank of America Corp.
0.21%, 1/4/10
(cost $55,000,000)	55,000,000	55,000,000

	Principal
Time Deposit—4.4%	Amount ($)	Value ($)
Manufacturers & Traders Trust
Company (Grand Cayman)
0.01%, 1/4/10
(cost $203,000,000)	203,000,000	203,000,000

Repurchase Agreement—2.5%
Banc of America Securities LLC
0.01%, dated 12/31/09, due 1/4/10 in the
amount of $114,000,027 (fully collateralized
by $160,202,000 Resolution Funding Corp. Strips,
due 1/15/14-1/15/21, value $116,280,519)
(cost $114,000,000)	114,000,000	114,000,000

Total Investments (cost $4,583,082,173)	100.0%	4,583,082,173
Cash and Receivables (Net)	.0%	602,251
Net Assets	100.0%	4,583,684,424

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities amounted to $2,086,510,527 or 45.5% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	69.4	Repurchase Agreement	2.5
Asset-Backed/Multi-Seller Programs	24.3
Finance	3.8		100.0

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	4,583,082,173	4,583,082,173
Cash		1,951,450
Interest receivable		54,857
Prepaid expenses		122,762
		4,585,211,242
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		823,445
Payable for shares of Common Stock redeemed		406,573
Accrued expenses		296,800
		1,526,818
Net Assets ($)		4,583,684,424
Composition of Net Assets ($):
Paid-in capital		4,595,364,093
Accumulated net realized gain (loss) on investments		(11,679,669)
Net Assets ($)		4,583,684,424

Net Asset Value Per Share
	Class 1 Shares	Class 2 Shares
Net Assets ($)	1,323,117,832	3,260,566,592
Shares Outstanding	1,326,722,116	3,269,495,211
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Interest Income	34,405,886
Expenses:
Management fee—Note 2(a)	24,062,398
Shareholder servicing costs—Note 2(b)	4,957,623
Treasury insurance expense—Note 1(f)	2,550,409
Custodian fees—Note 2(b)	242,383
Registration fees	200,525
Prospectus and shareholders’ reports	178,209
Professional fees	98,954
Directors’ fees and expenses—Note 2(c)	41,718
Miscellaneous	63,187
Total Expenses	32,395,406
Less—reduction in management fee due to undertaking—Note 2(a)	(4,820,545)
Less—reduction in expenses due to undertaking—Note 2(a)	(4,256,912)
Less—reduction in fees due to earnings credits—Note 1(b)	(149,353)
Net Expenses	23,168,596
Investment Income—Net	11,237,290
Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	(84,659,583)
Net unrealized appreciation (depreciation) on investments	25,385,182
Net Realized and Unrealized Gain (Loss) on Investments	(59,274,401)
Net Increase from Payment by Affiliate	72,979,914
Net Increase in Net Assets Resulting from Operations	24,942,803

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	11,237,290	156,215,805
Net realized gain (loss) on investments	(84,659,583)	65,096
Net unrealized appreciation
(depreciation) on investments	25,385,182	(25,385,182)
Net increase from payment by affiliate	72,979,914	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,942,803	130,895,719
Dividends to Shareholders from ($):
Investment income—net:
Class 1 Shares	(2,280,997)	(45,662,176)
Class 2 Shares	(8,974,897)	(110,553,629)
Total Dividends	(11,255,894)	(156,215,805)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Class 1 Shares	545,593,194	940,433,459
Class 2 Shares	2,707,444,657	4,938,516,577
Dividends reinvested:
Class 1 Shares	2,172,803	44,260,031
Class 2 Shares	246,974	4,462,687
Cost of shares redeemed:
Class 1 Shares	(845,484,534)	(1,159,325,248)
Class 2 Shares	(3,450,884,475)	(4,961,252,933)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,040,911,381)	(192,905,427)
Total Increase (Decrease) in Net Assets	(1,027,224,472)	(218,225,513)
Net Assets ($):
Beginning of Period	5,610,908,896	5,829,134,409
End of Period	4,583,684,424	5,610,908,896

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class 1 Shares	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.026	.047	.044	.026
Distributions:
Dividends from
investment income—net	(.001)	(.026)	(.047)	(.044)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.14[a]	2.58	4.76	4.45	2.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77	.68	.67	.69	.71
Ratio of net expenses
to average net assets	.52	.67	.67[b]	.69[b]	.70
Ratio of net investment income
to average net assets	.15	2.59	4.66	4.37	2.32
Net Assets, end of period
($ x 1,000)	1,323,118	1,617,316	1,798,630	1,816,411	1,794,075

a If payment pursuant to the Capital Support Agreement was not made, total return would have been (1.86%).
b Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class 2 Shares	2009	2008	2007	2006	2005[a]
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.027	.048	.045	.022
Distributions:
Dividends from
investment income—net	(.002)	(.027)	(.048)	(.045)	(.022)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.23[b]	2.72	4.87	4.61	3.07[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.58	.55	.56	.55	.57[c]
Ratio of net expenses
to average net assets	.42	.54	.55	.55[d]	.55[c]
Ratio of net investment income
to average net assets	.25	2.69	4.77	4.54	3.05[c]
Net Assets, end of period
($ x 1,000)	3,260,567	3,993,593	4,030,504	3,478,902	2,726,352

a From April 18, 2005 (commencement of initial offering) to December 31, 2005.
b If payment pursuant to the Capital Support Agreement was not made, total return would have been (1.78%).
c Annualized.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Liquid Assets, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 30 billion shares of $.001 par value Common Stock.The fund currently offers two classes of shares: Class 1 (23.5 billion shares authorized) and Class 2 (6.5 billion shares authorized). Class 1 and Class 2 shares are identical except for the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Class 2 shares are offered only to certain eligible financial institutions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost (other than those securities covered by a Capital Support Agreement, as described in Note 1(e) below, which are carried at market value based upon valuations provided by an independent pricing service approved by the Board of Directors) in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	4,583,082,173
Level 3—Significant Unobservable Inputs	—
Total	4,583,082,173

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of pre-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $11,679,669 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008, were all ordinary income.

During the period ended December 31, 2009, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $18,604 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At December 31, 2009, the cost of investment for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Capital Support Agreement: The fund held notes (the “Notes”) issued by Lehman Brothers Holdings, Inc. (“Lehman”). In order to

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

mitigate the negative impact of holding these securities in light of the bankruptcy of Lehman, on September 16, 2008, the fund entered into a Capital Support Agreement (the “Agreement”) with BNY Mellon, the parent company of the fund’s adviser. Pursuant to the Agreement, BNY Mellon had agreed to provide capital support to the fund, subject to a maximum amount of $100 million (the “Maximum Capital Support Payment”), if any of the following events resulted in the fund’s net asset value falling below $0.9950:

(i)

Any final sale or other final liquidation of the Notes by the fund for cash in an amount, after deduction of costs, which is less than the amortized cost value of the Notes as of the date such sale or liquidation is consummated;

(ii)	Receipt by the fund of final payment on the Notes in cash in an amount less than the amortized cost value of the Notes less costs in respect thereof, as of the date such final payment is received; and
(iii)

The date upon which a court of competent jurisdiction over the matter discharges Lehman from liability in respect of the Notes, and such discharge results in the receipt of aggregate payments on the Notes in an amount less than the amortized cost value of the Notes, less costs in respect thereof, as of the date such final payment is received.

On September 9, 2009, the fund sold the Notes it held in Lehman which obligated BNY Mellon to make payments to the fund pursuant to the terms of the Agreement.The fund received payments amounting to $72,979,914 and the Agreement was terminated.

(f) Treasury’s Temporary Guarantee Program: The fund entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guaranteed the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a

“Guarantee Event”) and the fund liquidates. Recovery under the Program was subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increased the number of fund shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 were not eligible for protection under the Program.

The Program,which was originally set to expire on December 18,2008, was initially extended by the Treasury until April 30, 2009 and had been further extended by the Treasury until September 18, 2009, at which time the Secretary of the Treasury terminated the Program. As such, the fund is no longer eligible for protection under the Program. Participation in the initial term and the extended periods of the Program required a payment to the Treasury in the amounts of .015%, .022% and .023%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense was borne by the fund without regard to any expense limitation in effect.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is based on the value of the fund’s average daily net assets and is computed at the following annual rates: .50% of the first $1.5 billion; .48% of the next $500 million; .47% of the next $500 million; and .45% over $2.5 billion.The fee is payable monthly.The agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the fund’s average net assets, the Manager will refund to the fund, or bear, the excess over 1%. The Manager has undertaken to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

rate of .16% of the value of the fund’s average daily net assets. In addition, all non-class specific expenses are offset against management fees. The reduction in management fee and the non-class specific expense waiver, pursuant to the undertaking, amounted to $2,736,627 during the period ended December 31, 2009.

The Manager has contractually agreed, from October 30, 2009 until May 1, 2010, to waive receipt of its fees and/or assume the expenses of the fund’s Class 1 shares, so that annual fund operating expenses (excluding taxes, interest on borrowings, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .69% of the value of the fund’s average daily net assets. The Manager also has undertaken to waive its fees and or assume the expenses of the fund’s Class 2 shares, so that the expenses for Class 2 shares, do not exceed .16%. From January 1, 2009 to October 29, 2009, the Manager agreed to waive receipt of its fees and/or assume the expenses of the fund’s Class 1 and Class 2 shares, so that annual fund operating expenses (exclusive of certain expenses as described above) do not exceed .70% and .55%, respectively.The Manager may terminate this undertaking upon at least 90 days prior notice to investors.The waivers of fees, pursuant to the undertakings, amounted to $711,335 for Class 1 shares and $1,372,583 for Class 2 shares during the period ended December 31, 2009.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time.The expense reimbursement, pursuant to the undertaking amounted to $2,209,307 for Class 1 shares and $2,047,605 for Class 2 shares during the period ended December 31, 2009.

(b) Under the Shareholder Services Plan, Class 1 and Class 2 shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allo-

cated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Effective October 30, 2009, Class 1 shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class 2 terminated its shareholder services plan. During the period ended December 31, 2009, Class 1 shares were charged $2,032,713 and Class 2 shares were charged $811,529 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $1,280,115 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $146,219 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $242,383 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,868,480, shareholder services fees $137,963, custodian fees $56,908, chief compliance officer fees $5,011 and transfer agency per account fees $216,008, which are offset against an expense reimbursement currently in effect in the amount of $1,460,925.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 25, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Liquid Assets, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Liquid Assets, Inc., including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Liquid Assets, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2010

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 99.74% of ordinary income dividends paid during the fiscal year ended December 31, 2009 as qualifying “interest related dividends”.

PROXY RESULTS (Unaudited)

Dreyfus Liquid Assets, Inc. held special meetings of shareholders on October 9, 2009 and November 16, 2009.The proposals considered at the meeting, and the results, are as follows:

October 9, 2009		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Clifford L. Alexander, Jr.	3,876,316,895		50,338,283
Joseph S. DiMartino	3,876,831,680		49,823,498
Nathan Leventhal	3,887,660,387		38,994,791
Benaree Pratt Wiley	3,884,951,639		41,703,539

November 16, 2009		Shares
	Votes For	Authority Withheld	Abstain
To approve amending the
fund’s fundamental policy
regarding lending	2,680,094,305	106,291,617	58,562,124

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Fund 27

I NFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load money market funds (the “Performance Group”) and to a larger universe of funds consisting of all retail money market funds (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2009. The Board members noted that the total return performance of the fund’s Class 1 shares was above the Performance Group and the Performance Universe medians for all periods shown.

The Board members also discussed the fund’s management fee and expense ratio compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the actual and contractual management fees of the fund’s Class 1 shares were higher than the Expense Group medians, the actual management fee of the fund’s Class 1 shares was higher than the Expense Universe median and the expense ratio of the fund’s Class 1 shares was lower than the Expense Group median and higher than the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”) and stated that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board noted the Capital Support Agreement payment made in 2009 and its effect on Dreyfus’ profitability.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Ms.Wiley and Mr. Leventhal were elected Board members of the fund effective October 9, 2009.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 35

NOTES

For More Information

Ticker Symbol: DLAXX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,220 in 2008 and $44,093 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,757 in 2008 and $3,638 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,234 in 2008 and $1,686 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

SSL-DOCS2 70128344v15

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,561,320 in 2008 and $24,975,296 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that

SSL-DOCS2 70128344v15

information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SSL-DOCS2 70128344v15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Liquid Assets, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70128344v15